POWER OF ATTORNEY


KNOW ALL BY THESE PRESENTS, that
the undersigned, Kenneth A.
Richieri, an executive of The
New York Times Company
(the Company), hereby
constitutes and appoints each of
Solomon B. Watson IV and Rhonda L.
Brauer, and each of them acting
individually, his true and lawful
attorneys-in-fact to:

1. execute and file for and on
behalf of the undersigned a
Form ID, and any amendments
thereto,in order to obtain
access codes necessary to make
electronic filings with the
United States Securities and
Exchange Commission (the SEC);

2. execute for and on behalf of
the undersigned Forms 3, 4 and 5
relating to the Company's Class A
Common Stock, in accordance with
Section 16(a) of the Securities
Exchange Act of 1934
(the Exchange Act) and the rules
thereunder;

3. do and perform any and all acts
for and on behalf of the undersigned
which may be necessary or desirable
to complete the execution of any such
Form 3, 4 or 5 and the timely filing
of such form with the SEC and any
other authority, including the New York
Stock Exchange; and

4. take any other action of any type
whatsoever in connection with the
foregoing which, in the opinion of
such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his or her discretion.

The undersigned hereby grants to each
such attorney in-fact full power and
authority to do and perform all and
every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming that such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 16 of the Exchange
Act.

This Power of Attorney shall remain in
full force and effect until the
undersigned is no longer required to
file Forms 3, 4, and 5 with
respect to the undersigned's holdings
of and transactions in securities
issued by the Company, unless earlier
revoked by the undersigned in a signed
writing delivered to the
foregoing attorneys-in-fact.




IN WITNESS WHEREOF, the undersigned caused this Power of Attorney to be executed as of this 3rd day of August, 2005.


s/Kenneth A. Richieri
Kenneth A. Richieri